Putnam
Florida
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-99


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From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Because of their limited attractiveness to non-U.S. investors, municipal bonds did not experience the turbulence endured by taxable bonds, especially U.S. Treasury issues, in the wake of global investors' flight to quality last fall. For U.S. investors, however, municipals have provided unusually handsome current income both in real terms, thanks to low inflation, and relative to after-tax returns on taxable securities, especially for higher-bracket taxpayers.

Putnam Florida Tax Exempt Income Fund's management has been focusing on generating maximum current income without undue risk to principal, primarily through careful selection of portfolio holdings and strategies aimed at risk reduction. Management is also cautiously seeking out bonds with longer maturities and is currently focusing on noncallable bonds, both moves designed to lock in attractive current returns.

I am pleased to announce the appointment of David E. Hamlin as your fund's new manager. Before joining Putnam in 1998 as a senior portfolio manager, he was with Vanguard Group, Provident Institutional Management Corp., and Provident Bank. He has 17 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 21, 1999



Report from the Fund Manager

David E. Hamlin

The municipal bond universe encountered many conflicting forces during the year ended May 31, 1999. Falling and rising interest rates, tightening and widening credit spreads, and dwindling supply in the face of steady demand were just a few of the trends characterizing the period. With so many complex market factors at play, maintaining a relatively stable price over this period was a major challenge, but one that we feel has been successfully met.

Total return for 12 months ended 5/31/99

     Class A              Class B               Class M
   NAV      POP         NAV      CDSC         NAV      POP
-------------------------------------------------------------
   3.20%    -1.69%      2.56%    -2.37%     2.88%      -0.49%
-------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* CAUTIOUS STANCE MUTES IMPACT OF RISING RATES

Bond market headlines currently belong to U.S. Treasuries, with the long-term bond moving up to just about 6% as this report was being written. This is the highest level for these bonds since spring of 1998. Long-term municipal bond yields have risen too but not as dramatically, illustrating the resistance of the municipal market to a rise in interest rates. On June 2, 1999, the 30-year municipal bond yielded 5.375% -- 89.5% of the Treasury yield -- which is clearly still an attractive ratio.

As interest rates have moved up, Putnam's municipal bond funds have performed well, primarily due to our focus on the higher-yield sectors (which outperformed the higher-grade sectors) and our overall cautious stance toward interest rates during the year. We cannot predict when interest rates will reach their peak, but we do believe that this is a good time to begin incrementally lengthening maturities in the funds and locking in higher rates.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/
health care            24.8%

Utilities              18.1%

Transportation         16.7%

Education              11.9%

Housing                 4.9%

Footnote reads:
*Based on net assets as of 5/31/99. Holdings will vary over time.


Concerns are gradually beginning to surface about the effects of Y2K and Medicare reform proposals on certain sectors of the municipal bond market. Such concerns are one reason why we have always considered security selection and credit analysis crucial as a fundamental investment strategy of the fund. Opportunity comes from choosing bonds correctly, not from overall sector performance. Security and credit research have become even more important when we invest in bonds that carry ratings below investment grade. These are the bonds that can add tremendously to a fund's income level, but they also mean taking on greater credit risk and require the most meticulous research efforts.

One strategy we have used to maintain the relative stability of your fund's net asset value involves an emphasis on discount and premium bonds. Discount bonds trade below par value, which makes the purchase price of these securities less than the value of the bond's face amount. Conversely premium bonds trade above par, making the purchase price of these securities more than the value of the bond's face amount. We have tried to steer clear of bonds that are trading close to par. Once a bond's price hovers around par, the bond starts to trade to its 10-year call date rather than to its longer maturity date. Since investors assume the issuer will call the bond and retire the debt, the bond's price fluctuates dramatically. This is especially prevalent during periods of relatively low interest rates as we have seen recently.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aa/AA -- 12.1%

A -- 3.5%

Baa/BBB -- 18.7%

Ba/BB -- 1.7%

B -- 0.3%

Aaa/AAA -- 63.7%

Footnote reads:
* Based on a percentage of market value as of 5/31/99. A bond rated Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* AMID TIGHT SUPPLY, GUAM AND PUERTO RICO BONDS PROVIDE DIVERSIFICATION

The level of new bond issuance dropped significantly in Florida this year, mirroring a similar trend on the national level. From January through the end of May, the supply of Florida municipal bonds declined more than 15%. Given the heady pace of municipal bond offerings in 1998, it's likely that many issuers have already addressed funding needs and that the supply will consequently remain low for some time. The recent uptick in interest rates is also responsible for a reduction in new offerings thus far in 1999. Given the scarcity of new bonds coming to market, many investors are holding on to their bonds, since there are few opportunities to replace them. On the demand side, cash flow to municipal bonds has increased -- a by-product of a volatile stock market and investors' need to rebalance their portfolios. The ensuing supply/demand relationship is positive for municipal bond prices and strengthens their resistance to rising interest rates.


"Examine your needs for municipal bonds now. If you can use more, market conditions are very favorable now. Technical factors built into the market may make today's yields and spreads look very attractive in the future."

-- "Munis Are Back," Northwestern Financial Review, March 20, 1999



A closer look at municipal credit ratings

Rating agencies such as Moody's Investors Service and Standard & Poor's Corp. assign ratings to municipal issuers based on an in-depth analysis of the issuer's financial condition and management, economic and debt characteristics, and the specific revenue sources securing the bond. The highest ratings are Aaa (Moody's) and AAA (Standard & Poor's). Bonds rated in the Baa/BBB category or higher (A and Aa/AA) are considered to be investment grade. Securities in the Ba/BB group and below are considered to be below investment grade or high yield. If you look at "The fund's portfolio" in the back of this report, you will see ratings next to each issuer's name. The pie chart on page 3 summarizes this listing to give you a sense of the portfolio's overall quality.

Sometimes smaller bonds are not rated because the cost of obtaining a rating is not justifiable. Unrated bonds can still offer attractive investment opportunities and may end up in your fund's portfolio. In such case, Putnam's analysts perform their own ratings and the bonds are identified in the portfolio listing by a /P rating.


During the period, we invested in Guam and Puerto Rico general obligation bonds, adding valuable diversification and attractive total return potential to the portfolio. Income from securities issued in U.S.
territories and commonwealths is tax free to U.S. investors. These holdings have appreciated in response to growing demand.

* THREE SECTORS OFFER ATTRACTIVE OPPORTUNITIES

Within the Florida municipal market, we found attractive opportunities in the health-care, transportation, and utility sectors. Cyprus Cove in Fort Myers and Shell Point on Sanibel Island are two retirement communities delivering high-quality health care to an aging population. Changing demographics point to a bright future for both communities. Their bonds carry coupons of 6 3/8% and 5 1/2%, respectively.

The utility industry is changing rapidly in response to deregulation and increased competition, and change usually signals opportunity. Among utility bonds, we prefer those issued by investor-owned companies, which are for-profit entities and thus better equipped to compete in a market-driven environment. Holdings in this sector are rated AAA, AA, or insured. Florida Power and Light is one example.

The healthy economy, high passenger demand, and relatively low petroleum prices continue to support strong performance for the airline-backed industrial development bonds. Airlines are posting record profits and are in the best fiscal shape of the decade. Current holdings include bonds backed by American Airlines and Delta Airlines. While these holdings, along with others discussed in this report, were viewed favorably during the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

* DESPITE RATE UPTICK, INFLATION REMAINS LOW

With indications that inflation may be starting to rise, the consumer price index is moving toward an annualized core inflation rate of approximately 2%. Since inflation in 1998 was practically nonexistent, a move to 2% may seem tremendous but is actually well below what has been considered average. And despite some signs of returning inflation, we still live predominately in a deflationary world, one in which many prices are falling. Just look at online stock trading prices and the discounts available from online bookstores for evidence of deflation.

In the coming months, we expect that economic and market stability will be more the rule than the exception. If rates continue to climb gradually as we expect, the fund's multi-pronged investment strategy should continue to yield positive results in the coming fiscal year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/99, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Florida Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal income tax consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 5/31/99

                    Class A             Class B           Class M
(inception dates)  (8/24/90)           (1/4/93)          (5/1/95)
                 NAV      POP        NAV     CDSC      NAV     POP
------------------------------------------------------------------------
1 year           3.20%    -1.69%     2.56%   -2.37%    2.88%   -0.49%
------------------------------------------------------------------------
5 years         36.65     30.16     32.30    30.30    34.54    30.13
Annual average   6.44      5.41      5.76     5.44     6.11     5.41
------------------------------------------------------------------------
Life of fund    84.12     75.45     72.59    72.59    78.35    72.55
Annual average   7.21      6.62      6.42     6.42     6.82     6.42
------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/99

                 Lehman Bros. Municipal                Consumer
                       Bond Index                    price index
------------------------------------------------------------------------
1 year                   4.67%                          2.09%
------------------------------------------------------------------------
5 years                 41.51                          12.68
Annual average           7.19                           2.42
------------------------------------------------------------------------
Life of fund            94.56                          26.29
Annual average           7.91                           2.70
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 8/24/90

          Fund's class A      Lehman Bros. Municipal       Consumer price
Date       shares at POP            Bond Index                  index

8/24/90        9,525                  10,000                   10,000
5/31/91       10,302                  10,912                   10,304
5/31/92       11,384                  11,983                   10,616
5/31/93       12,828                  13,417                   10,957
5/31/94       12,834                  13,748                   11,208
5/31/95       14,018                  15,005                   11,565
5/31/96       14,445                  15,690                   11,900
5/31/97       15,618                  16,992                   12,166
5/31/98       16,994                  18,587                   12,371
5/31/99      $17,545                 $19,456                  $12,629

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $17,259 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,835 ($17,255 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/99

                                 Class A        Class B          Class M
------------------------------------------------------------------------------
Distributions (number)             12             12               12
------------------------------------------------------------------------------
Income                         $0.449457      $0.390046        $0.420233
------------------------------------------------------------------------------
Capital gains1                     --             --               --
------------------------------------------------------------------------------
 Total                         $0.449457      $0.390046        $0.420233
------------------------------------------------------------------------------
Share value:                 NAV       POP       NAV         NAV       POP
------------------------------------------------------------------------------
5/31/98                      $9.45     $9.92    $9.45        $9.44     $9.76
------------------------------------------------------------------------------
5/31/99                       9.30      9.76     9.30         9.29      9.60
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2        5.06%     4.82%    4.46%        4.78%     4.62%
------------------------------------------------------------------------------
Taxable equivalent3           8.37      7.98     7.38         7.91      7.65
------------------------------------------------------------------------------
Current 30-day SEC yield4     3.78      3.60     3.09         3.46      3.35
------------------------------------------------------------------------------
Taxable equivalent3           6.26      5.96     5.12         5.73      5.55
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 6/30/99 (most recent calendar quarter)

                       Class A            Class B           Class M
(inception dates)     (8/24/90)          (1/4/93)           (5/1/95)
                    NAV       POP      NAV      CDSC      NAV      POP
----------------------------------------------------------------------------
1 year              1.33%     -3.48%   0.82%   -4.03%     1.14%    -2.18%
----------------------------------------------------------------------------
5 years            34.87      28.42   30.74    28.74     32.89     28.51
Annual average      6.17       5.13    5.51     5.18      5.85      5.14
----------------------------------------------------------------------------
Life of fund       81.12      72.59   69.72    69.72     75.61     69.90
Annual average      6.94       6.36    6.16     6.16      6.57      6.17
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance summary for method of performance calculation.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended May 31, 1999

To the Trustees and Shareholders of
Putnam Florida Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Florida Tax Exempt Income Fund (the "fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 1999




The fund's portfolio
May 31, 1999


KEY TO ABBREVIATIONS
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FSA             -- Financial Security Assurance
GNMA Coll.      -- Government National Mortgage Association Collateralized
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
MBIA            -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES (98.9%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
California (1.5%)
--------------------------------------------------------------------------------------------------------------------------
     $    5,195,000  San Francisco, City & Cnty. Arpt. Rev. Bonds,
                       FSA, 4 3/4s, 5/1/29                                                      Aaa         $    4,805,375

Florida (78.2%)
--------------------------------------------------------------------------------------------------------------------------
                     Brevard Cnty., Health Fac. Auth. Rev. Bonds
                       (Courtenay Springs)
          2,000,000    7 3/4s, 11/15/17                                                         AAA/P            2,380,000
          2,345,000    7 1/2s, 11/15/09                                                         AAA/P            2,761,238
                     Broward Cnty., Edl. Fac. Auth. Rev. Bonds
                       (Nova U. Dorm), Ser. A
          2,500,000    7 1/2s, 4/1/17                                                           AAA/P            2,709,375
            270,000    7 1/4s, 4/1/01                                                           AAA/P              286,538
          4,980,000  Broward Cnty., FL Arpt.,AMBAC, 5 1/8s, 10/1/16                             Aaa              4,992,450
          1,000,000  Broward Cnty., Hlth. Fac. Auth. Rev. Bonds
                       (Broward Cnty. Nursing Home), 7 1/2s, 8/15/20                            Aa3              1,075,000
                     Broward Cnty., Resource Recvy. Rev. Bonds
          6,000,000    (SES Broward Cnty. LP South), 7.95s, 12/1/08                             A-               6,287,700
          1,175,000    (Waste-Energy LP North), 7.95s, 12/1/08                                  A-               1,231,341
          1,400,000  Clay Cnty., Multi-Fam. Hsg. Fin. Auth. Rev. Bonds
                       (Oak Forest), Ser. A, GNMA Coll., 7.4s, 12/1/25                          AAA              1,459,500
          1,875,000  Clay Cnty., Single Fam. Hsg. Fin. Auth. Rev. Bonds,
                       Ser. A, GNMA Coll., 7.45s, 9/1/23                                        Aa1              1,950,000
          1,400,000  Dade Cnty., Rev. Bonds (Seaport), MBIA,
                       6 1/2s, 10/1/09                                                          Aaa              1,615,250
          2,500,000  Dade Cnty., Seaport G.O. Bonds, AMBAC,
                       6 1/4s, 10/1/21 (SEG)                                                    Aaa              2,662,500
          8,000,000  Dade Cnty., Professional Sports Franchise Fac.
                       Tax Rev. Bonds, MBIA, 4 3/4s, 10/1/30                                    Aaa              7,320,000
          5,500,000  Escambia Cnty., Poll. Control Rev. Bonds
                       (Champion Intl. Corp.), 6.9s, 8/1/22                                     Baa1             5,974,375
          2,335,000  Escambia Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                       Rev. Bonds (Multi-Cnty. Program), Ser. A,
                       GNMA Coll., 7.15s, 10/1/24                                               Aaa              2,375,863
          3,750,000  First FL Govt. Fin. Comm. Rev. Bonds, AMBAC,
                       6s, 7/1/09                                                               Aaa              4,190,625
          6,745,000  FL State Board of Fin. Rev. Bonds, FSA, 8 1/4s,
                       7/1/13 (acquired 9/2/98, cost $8,719,396) (RES)                          AAA/P            8,355,369
            355,000  FL Hsg. Fin. Agcy. Rev. Bonds (Home Ownership
                       Dev. Program), Ser. G-1, GNMA Coll.,
                       7.9s, 3/1/22                                                             Aaa                370,531
                     FL State Board of Ed. G.O. Bonds
          9,000,000    4 3/4s, 6/1/28                                                           AA+              8,246,250
          7,000,000    6.4s, 6/1/19                                                             AA+              7,525,000
                     FL State Mid-Bay Bridge Auth. Rev. Bonds, Ser. A
          1,500,000    8s, 10/1/06                                                              BBB/P            1,668,750
          2,180,000    7 1/2s, 10/1/17                                                          BBB/P            2,400,725
          3,540,000    6.1s, 10/1/22                                                            BBB/P            3,646,200
          2,000,000  FL State Muni. Pwr. Agcy. IFB, AMBAC, 9.39s,
                       10/1/20 (acquired 7/10/92, cost $2,101,200) (RES)                        Aaa              2,405,000
          2,500,000  Gulf Breeze, Local Govt. Rev. Bonds, Ser. E,
                       FGIC, 7 3/4s, 12/1/15                                                    Aaa              2,599,125
                     Hillsborough Cnty., Indl. Dev. Auth. Poll. Control
                       Rev. Bonds (Tampa Elec. Co.)
          2,500,000    Ser. 91, 7 7/8s, 8/1/21                                                  AA               2,784,375
          3,645,000    6 1/4s, 12/1/34                                                          AA               4,004,944
          2,400,000  Hillsborough Cnty., Util. Rev. Bonds, Ser. A, FSA,
                       6 1/2s, 8/1/16                                                           Aaa              2,571,000
                     Jacksonville, Hlth. Fac. Auth. Indl. Dev. Rev. Bonds
                       (Cypress Village)
          1,350,000    7s, 12/1/22                                                              Baa1             1,464,750
          3,650,000    7s, 12/1/14                                                              Baa1             3,964,813
            940,000  Jacksonville, Hlth. Fac. Auth. Rev. Bonds
                       (Mental Hlth. Ctr.), 9 1/8s, 10/15/19                                    B/P                958,556
                     Lee Cnty., Board of Directors Hosp. IFB, MBIA
          5,000,000    (Lee Memorial Hosp.), MBIA, 8.867s, 3/26/20                              Aaa              5,762,500
          4,000,000    9.823s, 4/1/20                                                           Aaa              4,560,000
                     Lee Cnty., Indl. Dev. Auth. Hlth. Care Facs. Rev. Bonds
          4,000,000    (Shell Point Village), Ser. A, 5 1/2s, 11/15/29                          BBB-             3,855,000
          5,250,000    (Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25                        BB/P             5,440,313
                     Leesburg, Hosp. Rev. Bonds
                       (Leesburg Regl. Med. Ctr.)
          1,000,000    Ser. 91-A, 7 1/2s, 7/1/21                                                A-               1,121,250
          2,065,000    6 1/8s, 7/1/18                                                           A3               2,183,738
         10,000,000  Martin Cnty., Poll. Control Rev. Bonds
                       (FL Pwr. & Lt. Co.), MBIA, 7.3s, 7/1/20                                  Aaa             10,568,796
          2,750,000  Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                          Baa3             2,873,750
          5,000,000  Orange Cnty., School Board COP, Ser. 85, MBIA,
                       FRB, 6.97s, 8/1/22 (acquired 12/21/98,
                       cost $5,344,900) (RES)                                                   Aaa              5,106,250
          4,000,000  Orange Cnty., Hlth. Fac. Auth. IFB, 9.512s,
                       10/1/14 (acquired 4/19/95, cost $5,273,120) (RES)                        BBB+/P           5,760,000
          5,000,000  Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
                       (Orlando Regl. Hlthcare), MBIA, 6 1/4s, 10/1/18                          Aaa              5,681,250
          1,015,000  Orange Cnty., Hsg. Fin. Auth. Mtge. Rev. Bonds,
                       Ser. E, GNMA Coll., 7.9s, 10/1/22                                        Aaa              1,051,347
          5,950,000  Orlando, Util. Comm. Wtr. & Elec. Rev. Bonds,
                       Ser. D, 6 3/4s, 10/1/17                                                  Aa2              7,053,368
          1,996,000  Osceola Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Cmnty. Provider Pooled Loan Program),
                       Ser. A, FSA, 7 3/4s, 7/1/10                                              Aaa              2,116,518
          2,000,000  Palm Beach Cnty., Arpt. Syst. Rev. Bonds, MBIA,
                       7 3/4s, 10/1/10                                                          Aaa              2,192,500
          7,000,000  Palm Beach Cnty., School Board COP, Ser. A,
                       AMBAC, 6 3/8s, 8/1/15                                                    Aaa              7,787,500
            200,000  Palm Beach Cnty., Single Fam. Hsg. Fin. Auth.
                       Mtge. Rev. Bonds, Ser. A, GNMA Coll.,
                       7.2s, 10/1/24                                                            Aaa                210,750
          5,000,000  Pinellas Cnty., Poll. Control Rev. Bonds
                       (FL Pwr. Corp.), 7.2s, 12/1/14                                           Aa3              5,375,000
                     Port Everglades, Auth. Rev. Bonds
          5,000,000    (FL Port Impt.), 7 1/8s, 11/1/16                                         Aaa              6,131,250
          5,000,000    Ser. A, 5s, 9/1/16                                                       BBB              5,005,700
          2,935,000  Sanibel, Swr. Util. Rev. Bonds, 7 1/2s, 8/1/21                             AAA/P            3,213,825
          2,390,000  Santa Rosa Cnty., Hlth. Fac. Auth. Rev. Bonds
                       (Gulf Breeze Hosp. Inc.), Ser. A, 6.2s, 10/1/14                          BBB+             2,485,600
                     Sarasota Cnty., Pub. Hosp. Board Rev. Bonds
                       (Sarasota Memorial Hosp.), Ser. B, MBIA
          2,000,000    5 1/4s, 7/1/16                                                           Aaa              2,047,500
          2,000,000    5 1/4s, 7/1/15                                                           Aaa              2,062,500
          2,000,000  Sarasota Cnty., Pub. Hosp. Rev. Bonds
                       (Sarasota Memorial Hosp.), Ser. B, MBIA,
                       5 1/4s, 7/1/14                                                           Aaa              2,082,500
          2,675,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds,
                       Ser. A-1, FSA, 7.05s, 1/1/30                                             Aaa              2,878,969
          2,250,000  South Broward, Hosp. Dist. IFB, Ser. C, AMBAC,
                       8.248s, 5/13/21                                                          Aaa              2,573,438
          7,800,000  St. Petersburg, Hlth. Fac. Auth. Rev. Bonds
                       (Allegany Hlth.), Ser. A, MBIA, 7s, 12/1/15                              Aaa              8,541,000
          4,860,000  Sumter Cnty., School Dist. Rev. Bonds
                       (Multi Dist. Loan Program), FSA, 7.15s, 11/1/15                          Aaa              6,044,625
          2,395,000  Tallahassee, Energy Syst. Rev. Bonds, Ser. A,
                       5 1/4s, 10/1/12                                                          Aaa              2,505,769
          6,000,000  Tampa Rev. Bonds (Allegany Hlth. Syst. St. Joseph),
                       MBIA, 6 1/2s, 12/1/23                                                    Aaa              6,795,000
          4,500,000  Tampa, Hlth. Sys. Rev. Bonds (Catholic Hlth.),
                       Ser. A, 4 3/4s, 11/15/28                                                 Aaa              4,128,750
                     Tampa, Util. Tax Rev. Bonds, AMBAC
          1,950,000    zero %, 10/1/21                                                          Aaa                599,625
          2,625,000    zero %, 4/1/21                                                           Aaa                830,156
          5,800,000    zero %, 10/1/17                                                          Aaa              2,247,500
          1,800,000  Volusia Cnty., Hlth. Fac. Auth. Rev. Bonds
                       (Memorial Hlth. Syst.), 8 1/8s, 6/1/08                                   BBB+             1,919,484
          5,000,000  Winter Haven, Util. Sys. Rev. Bonds, MBIA,
                       4 3/4s, 10/1/28                                                          Aaa              4,618,750
                                                                                                            --------------
                                                                                                               247,648,914

Guam (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  Guam, Pwr. Auth. Rev. Bonds, Ser. A, 5 1/8s, 10/1/29                       BBB              1,443,750

Illinois (3.4%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                       (American Airlines, Inc.), Ser. A, 7 7/8s, 11/1/25                       Baa1            10,650,000

Puerto Rico (15.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Cmnwlth. of PR, G.O. Bonds, MBIA, 6.45s, 7/1/17                            Aaa              3,371,250
          1,000,000  Cmnwlth. of PR, Impt. G.O. Bonds, 7.7s, 7/1/20                             AAA              1,067,370
          8,000,000  Cmnwlth. of PR, Pub. Impt. G.O. Bonds, FSA,
                       5 1/2s, 7/1/13                                                           AAA              8,650,000
          5,900,000  Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
                       Ser. S, MBIA, 7s, 7/1/07                                                 Aaa              6,962,000
                     Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
          1,000,000    Ser. T, 6 5/8s, 7/1/18                                                   Aaa              1,096,250
          5,280,000    Ser. Z, MBIA, 6 1/4s, 7/1/15                                             Aaa              6,078,600
                     PR Elec. Pwr. Auth. Rev. Bonds
          4,430,000    Ser. W, MBIA, 7s, 7/1/07                                                 Aaa              5,227,400
          4,750,000    Ser. T, 6 3/8s, 7/1/24                                                   Baa1             5,320,000
          3,800,000  PR Indl. Tourist Edl. Med. & Environ. Control Fac.
                       Fing. Auth. Hosp. Rev. Bonds (Auxilio Muto
                       Obligation Group), Ser. A, MBIA, 6 1/4s, 7/1/16                          Aaa              4,194,250
          5,950,000  PR Muni. Fin. Agcy. Rev. Bonds, Ser. A, FSA,
                       6s, 7/1/12                                                               Aaa              6,708,625
                                                                                                            --------------
                                                                                                                48,675,745
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $301,340,607) (b)                                              $  313,223,784
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $316,637,645.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      May 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1999. Securities rated by
      Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $301,482,585, resulting in gross unrealized appreciation and depreciation of $14,429,738 and $2,688,539, respectively, or net unrealized appreciation of $11,741,199.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      May 31, 1999 was $21,626,619 or 6.8% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1999.

      The rates shown on IFB and Floating Rate Bonds (FRB) are the current interest rates shown at May 31, 1999, which are subject to change based on the terms of the security.

      The fund had the following industry group concentrations greater than 10% at May 31, 1999 (as a percentage of net assets):

               Hospitals/health care     24.8%
               Utilities                 18.1
               Transportation            16.7
               Education                 11.9

      The fund had the following insurance concentrations greater than 10% at May 31, 1999 (as a percentage of net assets):

               MBIA                      31.3%
               FSA                       10.7


-------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1999
                                     Aggregate Face   Expiration   Unrealized
                         Total Value      Value          Date     Depreciation
-------------------------------------------------------------------------------
Municipal Bond
Index (Long)             $5,300,625     $5,324,126      Sep-99      $(23,501)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $301,340,607) (Note 1)                                            $313,223,784
-----------------------------------------------------------------------------------------------
Cash                                                                                    215,748
-----------------------------------------------------------------------------------------------
Interest receivables                                                                  5,930,353
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  354,337
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          12,375
-----------------------------------------------------------------------------------------------
Total assets                                                                        319,736,597

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   461,685
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      1,456,343
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              466,940
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            481,213
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               37,561
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             9,529
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                265
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  139,930
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   45,486
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     3,098,952
-----------------------------------------------------------------------------------------------
Net assets                                                                         $316,637,645

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $306,664,726
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                             57,758
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (1,944,515)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           11,859,676
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $316,637,645

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($233,454,193 divided by 25,104,641 shares)                                               $9.30
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.30)*                                    $9.76
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($81,875,647 divided by 8,806,974 shares)+                                                $9.30
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,307,805 divided by 140,703 shares)                                                    $9.29
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.29)**                                   $9.60
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1999
Tax exempt interest income:                                                         $18,585,077
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      1,908,857
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          424,849
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         9,149
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          5,418
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   478,860
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   661,320
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                     8,248
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  18,415
-----------------------------------------------------------------------------------------------
Registration fees                                                                           176
-----------------------------------------------------------------------------------------------
Auditing                                                                                 30,257
-----------------------------------------------------------------------------------------------
Legal                                                                                     7,684
-----------------------------------------------------------------------------------------------
Postage                                                                                  22,554
-----------------------------------------------------------------------------------------------
Other                                                                                    55,780
-----------------------------------------------------------------------------------------------
Total expenses                                                                        3,631,567
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (81,179)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          3,550,388
-----------------------------------------------------------------------------------------------
Net investment income                                                                15,034,689
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                      1,109,619
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (736,306)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts during the year     (5,962,276)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (5,588,963)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $ 9,445,726
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended May 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 15,034,689    $ 14,989,743
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                        373,313       2,454,944
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                            (5,962,276)      7,543,720
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  9,445,726      24,988,407
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (11,373,102)    (12,164,829)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (3,223,202)     (2,908,782)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (67,118)        (70,449)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    10,776,187       1,758,516
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                          5,558,491      11,602,863

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   311,079,154     299,476,291
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income and distribution in excess of net income of
$57,758 and $309,395, respectively)                                                $316,637,645    $311,079,154
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      For the
                                                                                                   eleven months
Per-share                                                                                              ended         Year ended
operating performance                                  Year ended May 31                              May 31           June 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995++           1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.45            $9.14            $8.91            $9.12            $8.77            $9.53
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .46              .47              .48              .48              .46              .50
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.16)             .32              .23             (.21)             .35             (.65)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .30              .79              .71              .27              .81             (.15)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.45)            (.48)            (.48)            (.48)            (.45)            (.50)
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                 --               --               --               --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --             (.09)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --               --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.45)            (.48)            (.48)            (.48)            (.46)            (.61)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.30            $9.45            $9.14            $8.91            $9.12            $8.77
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              3.20             8.80             8.12             3.04             9.58*           (1.79)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $233,454         $237,910         $239,196         $247,920         $271,309         $276,245
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .98              .96              .96              .95              .83*             .91
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           4.87             5.06             5.28             5.31             5.24*            5.38
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             32.08            42.40            70.30            81.99            61.46*           64.83
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year advanced from June 30 to May 31.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      For the
                                                                                                   eleven months
Per-share                                                                                              ended         Year ended
operating performance                                  Year ended May 31                              May 31           June 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995++           1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.45            $9.14            $8.91            $9.12            $8.76            $9.53
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .40              .42              .42              .42              .40              .44
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.16)             .31              .23             (.21)             .36             (.66)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .24              .73              .65              .21              .76             (.22)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.39)            (.42)            (.42)            (.42)            (.39)            (.44)
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                 --               --               --               --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --             (.09)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --               --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.39)            (.42)            (.42)            (.42)            (.40)            (.55)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.30            $9.45            $9.14            $8.91            $9.12            $8.76
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              2.56             8.10             7.42             2.37             9.06*           (2.55)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $81,876          $71,925          $58,926          $52,541          $44,581          $36,930
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)           1.63             1.61             1.61             1.60             1.42*            1.51
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           4.23             4.40             4.62             4.64             4.62*            4.74
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             32.08            42.40            70.30            81.99            61.46*           64.83
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year advanced from June 30 to May 31.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           May 1, 1995+
operating performance                                                   Year ended May 31                            to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.44            $9.14            $8.91            $9.12            $8.87
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .43              .45              .45              .46              .04(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.16)             .30              .23             (.21)             .25
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .27              .75              .68              .25              .29
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.42)            (.45)            (.45)            (.46)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                                  --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.42)            (.45)            (.45)            (.46)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.29            $9.44            $9.14            $8.91            $9.12
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               2.88             8.36             7.80             2.76             3.28*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $1,308           $1,244           $1,355             $986               $1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.28             1.26             1.26             1.23              .10*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.60             4.74             4.97             4.82              .45*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              32.08            42.40            70.30            81.99            61.46*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year advanced from June 30 to May 31.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
May 31, 1999

Note 1
Significant accounting policies

Putnam Florida Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of securities exempt from the Florida intangibles tax.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 1999, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1999, the fund had a capital loss carryover of approximately $1,133,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover        Expiration
--------------       ------------
      $221,000       May 31, 2003
       908,000       May 31, 2004
         4,000       May 31, 2005

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, straddle loss deferrals and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1999, the fund reclassified $4,114 to decrease undistributed net investment income and $4,114 to increase paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter. On June 4, 1999, the Trustees approved a management fee schedule to become effective July 1, 1999, based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the initial tiers mentioned above.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1999, fund expenses were reduced by $81,179 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $390 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $50,272 and $437 from the sale of class A and class M shares, respectively, and $143,456 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended May 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $18,386 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended May 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $111,164,041 and $100,007,998, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,753,569        $35,542,486
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      510,916          4,832,920
-----------------------------------------------------------------------------
                                                 4,264,485         40,375,406

Shares
repurchased                                     (4,336,973)       (41,013,184)
-----------------------------------------------------------------------------
Net decrease                                       (72,488)       $  (637,778)
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,987,044        $37,519,868
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      532,271          4,999,148
-----------------------------------------------------------------------------
                                                 4,519,315         42,519,016

Shares
repurchased                                     (5,500,433)       (51,568,624)
-----------------------------------------------------------------------------
Net decrease                                      (981,118)       $(9,049,608)
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,464,112        $23,332,610
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      131,904          1,247,346
-----------------------------------------------------------------------------
                                                 2,596,016         24,579,956

Shares
repurchased                                     (1,403,040)       (13,260,558)
-----------------------------------------------------------------------------
Net increase                                     1,192,976        $11,319,398
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,136,909        $20,073,417
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      121,713          1,142,778
-----------------------------------------------------------------------------
                                                 2,258,622         21,216,195

Shares
repurchased                                     (1,090,677)       (10,249,363)
-----------------------------------------------------------------------------
Net increase                                     1,167,945        $10,966,832
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        238,390         $2,253,605
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        3,326             31,680
-----------------------------------------------------------------------------
                                                   241,716          2,285,285

Shares
repurchased                                       (232,788)        (2,190,718)
-----------------------------------------------------------------------------
Net increase                                         8,928         $   94,567
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         44,920          $ 418,892
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        3,571             33,470
-----------------------------------------------------------------------------
                                                    48,491            452,362

Shares
repurchased                                        (64,962)          (611,070)
-----------------------------------------------------------------------------
Net decrease                                       (16,471)         $(158,708)
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Florida Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com

AN046-53213 037/365/453 7/99